UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2008

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 14, 2008, Marchex, Inc. (“Marchex”) is issuing a press release and holding a conference call regarding its financial results for the quarter and the year ended December 31, 2007 (the “Press Release”). The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Marchex is referencing non-GAAP financial information in both the Press Release and on the conference call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached Press Release. Disclosures regarding definitions of these financial measures used by Marchex and why Marchex’s management believes these financial measures provide useful information to investors is also included in the Press Release.

Item 7.01.	Regulation FD Disclosure.

On November 15, 2006, Marchex issued a press release announcing that its Board of Directors adopted a stock repurchase program of up to 3 million shares of Marchex’s Class B common stock through open market and privately negotiated transactions, at times and in such amounts as the company deems appropriate. To date, Marchex has purchased 2.2 million shares under the stock repurchase program.

On February 14, 2008, Marchex announced in the Press Release an increase in such stock repurchase program to provide for the repurchase of up to an aggregate of 5 million shares (less shares previously repurchased) of Marchex’s Class B common stock through open market and privately negotiated transactions, at times and in such amounts as the company deems appropriate. The full text of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 (including Exhibit 99.1) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release of the Registrant, dated February 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2008	MARCHEX, INC.

	By:	/s/ Michael A. Arends
	Name:	Michael A. Arends
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Registrant, dated February 14, 2008.